SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 1998
                                                       (December 22, 1997)
                                                       -------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                        001-14162                     94-3211970
---------------                  --------------                -----------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                   I.D. Number)
incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (650) 343-9300
                                                            -------------



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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On December 22, 1997, the Company acquired a portfolio of five properties, aggregating approximately 289,874 square feet (the "Opus Properties") from a group of corporations and LLCs affiliated with Opus Properties, LLC. The total acquisition cost, including capitalized costs, was approximately $27.7 million, which was paid in cash from a draw on the Acquisition Credit Facility (discussed below). The Opus Properties consist of one office property and four office/flex properties. Four of the properties are located in Tampa, Florida and one is located in Denver, Colorado.

There is no relationship between any of the sellers listed above and the Company, the Company's Operating Partnership or any affiliated entities of the Company.

Item 5.       OTHER EVENTS

On December 22, 1997, the Company's $50 million Wells Fargo Bank Line of Credit was replaced with a new $250 million unsecured line of credit from Wells Fargo Bank (the "Acquisition Credit Facility"). The Acquisition Credit Facility bears interest on a sliding scale ranging from LIBOR plus 1.1% to LIBOR plus 1.3%, which represents a rate that is lower by at least 0.45% than the rate under the previous $50 million Line of Credit, and has an initial term of three years.


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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b) FINANCIAL STATEMENTS

                      As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 7 (a) & (b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after January 6, 1998, file such financial statements.

              (c)     EXHIBITS

                      Financing agreement with Wells Fargo Bank related to the Acquisition Credit Facility (*)


(*) To be filed with amendment to this Form 8-K not later than 60 days after the date on which this Current Report on Form 8-K is filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,





Date: January 6, 1998                  /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)



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